Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status
The Plan is maintained on the Voya Retirement Insurance and Annuity Company Non-Standardized Defined Contribution Pre-Approved Plan which includes a Base Plan Document and Adoption Agreement, for which Voya received a favorable opinion letter, dated June 30, 2020, from the Internal Revenue Service (IRS). The Plan was restated on the Pre-Approved Plan document, effective January 1, 2022, and has been amended subsequently. Plan Management believes the Plan is designed and is currently being operated in compliance with the applicable requirements of Section 401(a) of the Code, and as a result, is exempt from federal income taxes under Section 501(a) of the Code.
Accounting principles generally accepted in the United States of America require Plan Management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. The Plan Administrator is no longer subject to income tax examinations for years prior to 2022.